Title 1 1. Footnote. Keefe, Bruyette & Woods 2016 Community Bank Investor Conference August 2, 2016 William Parent – Chief Executive Officer

Forward-Looking Statements This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward-looking statement contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: our ability to implement successfully our business strategy, which includes significant asset and liability growth; changes that could adversely affect the business in which the Company and the Bank are engaged; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services. For additional information on some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The forward- looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. 2

History Bank chartered in 1871 Known as Hyde Park Savings Bank for many years Operated as a “plain vanilla” mutual bank ● Took deposits ● Invested in securities ● Some mortgage lending, mainly CRA Suffered securities losses during the financial crisis 3 Legacy Initial Actions Board decided on a significant change in strategic direction Hired Bill Parent as CEO in 2010 Bank was rebranded to Blue Hills Bank in 2011 Strategic initiatives were established and a new management team was assembled Explored mergers with other mutual savings banks, but discovered a lack of willing partners Public company phase Decision to proceed with a mutual-to-stock conversion Stock offering completed in July 2014 First buyback program completed; second announced in February 2016 (over 50% complete at June 30) Quarterly dividend initiated in July 2015; dividend raised in May 2016

Key Transformation Initiatives 4 Risk management Critical priority with dynamic model change Disciplined credit and operational risk focus Controlled interest rate risk Business capabilities Residential lending/mortgage banking Diversified commercial lender Cash management and deposit products Delivery channels Broader product offerings Repositioned and expanding branch network Emerging alternative delivery channels Increase brand awareness

Accomplishments to Date Experienced leadership team Upgraded infrastructure Diversified the loan portfolio Significantly increased loan origination capabilities Improved the deposit mix and lowered funding costs Added core deposits through Nantucket acquisition and de novo branch expansion Improved contribution from net interest income/margin and fee income Maintained strong asset quality 5

Expanding Footprint 6 Blue Hills Bank branch Loan production office Nantucket Bank branch Coming 3Q2016

Asset Growth Driven by Loans 7 Total assets ($ million) Net loans ($ million) $911 $971 $1,229 $1,314 $1,728 $2,114 $2,241 0 500 1,000 1,500 2,000 2,500 $202 $277 $488 $765 $1,133 $1,523 $1,667 0 500 1,000 1,500 2,000 2,500

Loan Diversification 8 Loan composition at 6/30/16 Residential 40% Home equity 5% CRE 36% C&I 11% Construction 6% Consumer 2% Loan composition at 12/31/10 $1.7 billion $204 million Residential 94% Other Loans 6%

Loan Origination Volume 9 Residential mortgages ($ million) Commercial & construction loans ($ million) 56 46 77 72 171 236 187 13 88 89 104 66 36 4 $69 $134 $166 $176 $237 $272 $191 0 100 200 300 400 500 2010 2011 2012 2013 2014 2015 1 H 2016 Originations Purchases 0 2 108 186 171 295 152 0 70 119 72 30 31 $0 $2 $178 $305 $243 $325 $183 0 100 200 300 400 500 2010 2011 2012 2013 2014 2015 1 H 2016 Originations Purchases

Improved Deposit Mix 10 Deposits ($ million) NOW & Demand 10% Savings 23% Money market 2% CDs 65% Deposit composition At 12/31/10 At 6/30/16 NOW & Demand 19% Savings 17% Money market 34% CDs 30% Cost of deposits: 1.60% in 2010  0.65% in 1H‘16 $754 $756 $818 $915 $1,213 $1,434 $1,601 0 500 1,000 1,500 2,000 2,500

Net Interest Income has Improved 11 Net interest income ($ millions) and net interest margin (%) $25.1 $42.4 $49.6 $21.8 $26.5 2.24% 2.81% 2.83% 2.64% 2.60% 0 10 20 30 40 50 60 70 2013 2014 2015 1H '15 1H '16 Note: Net Interest margin and net interest income were higher in the second halves of 2013 through  2015 due to mutual funds dividends. The Company expects that mutual fund dividends in the second half  of 2016 could be meaningfully lower than in prior years.

Improving Core Fee Income Note: Core fee income includes deposit account fees, interchange & ATM fees, mortgage banking revenue, and loan level derivative income (CRE loan swaps) 12 Core fee income ($ millions) $2.7 $4.1 $4.2 $5.2 $2.3 $3.1 0 1 2 3 4 5 6 7 8 9 10 2012 2013 2014 2015 1 H '15 1 H '16

Investments in Infrastructure 13 Upgrading of senior management, staff and branch facilities Retail repositioning, including the acquisition of Nantucket Bank which added 3 branches and 43 employees Growth of mortgage business Commercial lending business built from scratch Brand change and awareness initiatives Public company, risk and compliance management Equity plan rollout

Investments in Infrastructure 14 Core noninterest expense* ($ millions) and employees at period end (#) *Core noninterest expense excludes one-time costs related to the charitable foundation, mutual-to-stock conversion, Nantucket acquisition and restructuring of incentive and benefit plans. $17.4 $21.0 $26.3 $29.2 $40.6 $44.1 103 122 141 147 202 209 0 10 20 30 40 50 60 70 2010 2011 2012 2013 2014 2015 Core noninterest expense Full-time equivalent employees

Noninterest Expense Growth 1H ‘16 vs. 1H ’15 (dollars in thousands) 15 1H '16 1H '15 Reported Noninterest Expense $25,003 $21,286 +17% Less: Equity Plans 2,381 $0 effective Q4'15 Less: Westwood Branch 545 38 opened in Q4'15 Adjusted Noninterest Expense $22,077 $21,248 +4%

Improvement in Earnings (dollars in thousands) 16 1H '16 1H '15 1H '14 Pre‐Tax Income‐FTE $4,780 $4,498 $1,709 Less: Securities Gains $420 $1,585 $1,732 Less: BOLI Death Benefits $209 $0 $0 Adjusted pre‐tax income/(loss)‐FTE $4,151 $2,913 $(23) Note: Pre‐tax income for 1H ‘14 excludes Nantucket acquisition expenses and mutual‐to‐stock conversion expenses. Note: Equity plan expense of $2,381 included in 1H ‘16; no comparable expense in 1H ‘15 or 1H ‘14.

Strong Reserve Coverage 17 Loan loss reserve, % of total loans 1.21% 1.25% 1.13% 1.25% 1.13% 1.11% 1.07% 0.0% 0.5% 1.0% 1.5% 2.0% Note: Aggregate net chargeoffs for each of the most recent three years (2013‐2015) were less than 0.01% of average loans. Annualized net chargeoffs for the first half of the 2016 were 0.01% of average loans.

Nonperforming Assets 18 NPAs, % of assets 0.18% 0.18% 0.18% 0.13% 0.26% 0.29% 0.30% 0.22% 0.37% 0.00% 0.50% 1.00% 1.50% 2.00% 0.51% 0.67% I   Impact of one commercial loan relationship at 12/31/15 and two commercial loan relationships at 6/30/16.

Challenges and Opportunities Ahead 19 Improve returns and financial ratios Generate operating leverage Closely manage rate risk position Grow core deposit funding Grow small business, commercial and municipal deposits Open de novo branches in select markets Disciplined acquisitions Diversify asset generation capabilities Maintain credit focus Diversify portfolio risk parameters Expand mortgage banking capabilities Deploy excess capital TCE ratio was 23.7% at 9/30/14; 17.08% at 6/30/16 Organic growth Buybacks and Dividends (Buybacks through 6/30/16 = $29 million) M&A opportunities Enhance franchise value Continue brand awareness progress Manage talent development and retention

Appendix 20

21 $000 June 30, 2016 Dec 31, 2015 June 30, 2015 Cash and equivalents $43,195 $33,298 $54,402 Securities available for sale, at fair value 204,973 231,690 431,827 Securities held to maturity, at amortized cost 196,454 200,141 — FHLB stock, at cost 12,833 13,567 11,702 Loans held for sale 6,097 12,877 1,833 Total loans 1,685,138 1,540,377 1,269,826 Allowance for loan losses (18,079) (17,102) (13,777) Loans, net 1,667,059 1,523,275 1,256,049 Premises and equipment, net 20,136 20,015 18,969 Accrued interest receivable 5,640 5,344 4,878 Goodwill and core deposit intangible 11,125 11,785 12,541 Net deferred tax asset 8,958 10,665 7,015 Bank-owned life insurance 31,558 31,626 31,100 Other assets 32,733 20,060 15,251 Total assets $2,240,761 $2,114,343 $1,844,567 Deposits $1,600,906 $1,433,849 1,274,122 Short-term borrowings 130,000 205,000 95,000 Long-term debt 85,000 55,000 35,000 Other liabilities 32,903 21,665 26,704 Stockholders’ equity 391,952 398,829 413,741 Total liabilities and stockholders’ equity $2,240,761 $2,114,343 $1,844,567 Balance Sheet

22 Quarters ended $000 except per share data June 30, 2016 Mar. 31, 2016 June 30, 2015 Net interest and dividend income $13,316 $13,201 $11,115 Provision for loan losses 1,113 (27) 544 Net interest and dividend income, after provision 12,203 13,228 10,571 Noninterest income 2,811 1,377 2,477 Noninterest expense 12,935 12,068 10,660 Income before income taxes 2,079 2,537 2,388 Provision for income taxes 721 870 689 Net income $1,358 $1,667 $1,699 Earnings per common share: Basic $0.06 $0.07 $0.06 Diluted $0.05 $0.07 $0.06 Income Statement

23 $000 June 30, 2016 Dec. 31, 2015 June 30, 2015 Loans 1-4 family residential $675,952 $602,138 $510,406 Home equity 81,649 77,633 65,735 Commercial real estate 608,669 559,609 448,125 Construction 107,049 79,386 60,553 Total real estate loans 1,473,319 1,318,766 1,084,819 Commercial business 178,112 182,536 151,012 Consumer 33,707 39,075 33,995 Total loans $1,685,138 $1,540,377 $1,269,826 Deposits NOW and demand $298,178 288,143 268,126 Regular savings 274,866 287,344 291,628 Money market 506,251 368,050 296,539 Certificates of deposit 339,415 311,978 310,365 Brokered money market 45,231 41,807 23,759 Brokered certificates of deposit 136,965 136,527 83,705 Total deposits $1,600,906 $1,433,849 $1,274,122 Loans / total deposits 105% 107% 100% Loans / customer deposits 120% 123% 109% Loans and Deposits

24 At or for the quarters ended $000 except per share data June 30, 2016 Mar. 31, 2016 June 30, 2015 Performance ratios ROA 0.25% 0.31% 0.38% ROE 1.39% 1.69% 1.64% Efficiency ratio 80% 83% 78% Asset quality Nonperforming assets $14,983 $10,941 $4,938 Nonperforming assets / total assets 0.67% 0.51% 0.27% Allowance for loan losses / total loans 1.07% 1.07% 1.08% Allowance for loan losses / nonperforming loans 121% 155% 279% Net chargeoffs $19 $ 90 $5 Net chargeoffs average loans, annualized -% 0.02% -% Capital metrics Common shares outstanding 27,397,842 27,786,642 28,466,813 Book value per share $14.31 $14.16 $14.53 Tangible book value per share $13.90 $13.75 $14.05 Tangible common equity / tangible assets 17.1% 17.8% 21.9% Financial Highlights